Exhibit 10.4

Fidelity National Financial, Inc.
601 Riverside Avenue

Jacksonville, Florida 32204

October 6, 2017

CF Corporation

1701 Village Center Circle

Las Vegas, Nevada 89134

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Investor Agreement of even date hereof (the “Second A&R Investor Agreement”) among CF Corporation (“CF Corp”), Blackstone Tactical Opportunities Fund II L.P. (the “BTO Fund”), GSO Capital Partners LP (“GSO”) and Fidelity Financial Ventures, Inc. (“FNF”) that amends the Amended and Restated Investor Agreement dated as of June 6, 2017 (the “First A&R Investor Agreement”) between CF Corp, the BTO Fund, GSO and FNF. Each capitalized term used but not defined in this letter will have the meaning ascribed to it in the First A&R Investor Agreement or the Merger Agreement.

1.                  Fees and Expenses.

a.                   As consideration for entering into the Second A&R Investor Agreement you agree to pay (or cause to be paid) to FNF (or to one or more Affiliates designated by FNF), on the Closing, an amount equal to $1,100,000 (the “Amendment Fee”).

b.                  You agree that, once paid, the Amendment Fee or any part thereof payable hereunder shall not be refundable under any circumstances, except as otherwise agreed in writing. The Amendment Fee shall not be subject to reduction by way of setoff counterclaim and shall be in addition to any other fees, costs and expenses payable to FNF.

2.                  Other Provisions. The terms and provisions of Sections 6, 7, 8, 9, 10, 11, 14., 15, 16 and 17 of the First A&R Investor Agreement are incorporated herein and shall apply mutatis mutandis to this letter.

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Sincerely,

Fidelity Financial Ventures, Inc.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	EVP, General Counsel and Corporate Secretary

Agreed to and accepted:

CF CORPORATION

By:	/s/ Douglas Newton
	Name:	Douglas Newton
	Title:	Chief Financial Officer

[Signature Page to Amendment Fee Letter]